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                                                                   EXHIBIT 10.31

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT
                     (This Mortgage Secures Future Advances)


         THIS OPEN-END MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made as of March 16, 1999 by CECO FILTERS, INC. a Delaware corporation (the "Mortgagor"), with an address at 1029 Conshohocken Road, Conshohocken, Pennsylvania 19428 in favor of PNC BANK, NATIONAL ASSOCIATION (the "Mortgagee"), with an address at 1600 Market Street, Philadelphia, PA 19103, with the joinder of Montgomery County Industrial Development Corporation (the "Fee Owner").

         WHEREAS, the Mortgagor is the equitable owner of a certain tract or parcel of land described in Exhibit A attached hereto and made a part hereof, together with the improvements now or hereafter erected thereon; and

         WHEREAS, Mortgagor, Air Purator Corporation, New Busch Co., Inc. and U.
S. Facilities Management Company, Inc. (collectively, the "Borrowers") borrowed or obtained extensions of credit from the Mortgagee in an amount not to exceed Eight Million Four Hundred Twelve Thousand One Hundred Fifty-Five and 40/100 Dollars ($8,412,155.40) (collectively, the "Loans"), which Loans are evidenced by certain promissory notes or other instruments in favor of the Mortgagee (collectively as the same may hereafter be modified, restated or substantially, the "Notes") and the Mortgagor is executing and delivering this Mortgage as collateral security for these Loans up to the principal amount of $787,155.41;

         WHEREAS, the Pennsylvania Industrial Development Authority ("PIDA") has lent $405,000 to the Fee Owner for the benefit of the Mortgagor, such loan secured by a second mortgage on the Property dated October 28, 1991 in the maximum amount of $405,000 in favor of PIDA of which $239,070.98 is currently outstanding;

         WHEREAS, PIDA has agreed to permit the grant to the Bank of an additional third mortgage on the Property securing the remaining amount of the Loans;

         NOW, THEREFORE, for the purpose of securing the payment and performance of the following obligations (collectively called the "Obligations"):

         (A) the Loans, the Notes and all other loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrowers or any of them to the Mortgagee of any kind or nature, present or future (including, without limitation, any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrowers or any of them, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any Notes, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of

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an extension of credit, opening of a letter of credit, Loans, equipment lease, or guarantee, under any interest or currency swap, future, option or other similar agreement, or in any other manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automatic clearing houses or otherwise) or out of the Mortgagee's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Mortgagee incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

         (B) Any sums advanced by the Mortgagee or which may otherwise become due pursuant to the provisions of the Notes or this Mortgage or pursuant to any other document or instrument at any time delivered to the Mortgagee to evidence or secure any of the Obligations or which otherwise relate to any of the Obligations (as the same may be amended, supplemented or replaced from time to time, the "Loans Documents").

The Mortgagor, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, does hereby give, grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Mortgagee and does agree that the Mortgagee shall have a security interest in the following described property, all accessions and additions thereto, all substitutions therefor and replacements and proceeds thereof, and all reversions and remainders of such property now owned or held or hereafter acquired (the "Property"), to wit:

             (a) All of the Mortgagor's estate in the premises described in Exhibit A, together with all of the easements, rights of way, privileges, liberties, hereditaments, gores, streets, alleys, passages, ways, waters, watercourses, rights and appurtenances thereunto belonging or appertaining, and all of the Mortgagor's estate, right, title, interest, claim and demand whatsoever therein and in the public streets and ways adjacent thereto, either in law or in equity (the "Land");

             (b) All the buildings, structures and improvements of every kind and description now or hereafter erected or placed on the Land, and all facilities, fixtures, machinery, apparatus, appliances, installations, machinery and equipment, including all building materials to be incorporated into such buildings, all electrical equipment necessary for the operation of such buildings and heating, air conditioning and plumbing equipment now or hereafter attached to, located in or used in connection with those buildings, structures or other improvements (the "Improvements");

             (c) All of Mortgagor's rights under that certain Installment Sale Agreement dated October 28, 1991 between Fee Owner, as owner, and Mortgagor, as purchaser, (the "Installment Sale Agreement") and all rents, issues and profits arising or issuing from the Land and the Improvements (the "Rents") including the Rents arising or issuing from all leases and subleases now or hereafter entered into covering all or any part of the Land and Improvements

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(the "Leases"), all of which Leases and Rents are hereby assigned to the
Mortgagee by the Mortgagor. The foregoing assignment shall include all fees, charges, accounts or other payments for the use or occupancy of rooms and other public facilities in hotels, motels, or other lodging properties, and all cash or securities deposited under Leases to secure performance of lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms. The foregoing assignment extends to Rents arising both before and after the commencement by or against the Mortgagor of any case or proceeding under any Federal or State bankruptcy, insolvency or similar law, and is intended as an absolute assignment and not merely the granting of a security interest. The Mortgagor, however, shall have a license to collect retain and use the Rents so long as no Event of Default shall have occurred and be continuing or shall exist. The Mortgagor will execute and deliver to the Mortgagee, on demand, such additional assignments and instruments as the Mortgagee may require to implement, confirm, maintain and continue the assignment of Rents hereunder;

             (d) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims;

             (e) And without limiting any of the other provisions of this Mortgage, the Mortgagor, as debtor, expressly grants unto the Mortgagee, as secured party, a security interest in all those portions of the Property which may be subject to the Uniform Commercial Code provisions applicable to secured transactions under the laws of any state, and the Mortgagor will execute and deliver to the Mortgagee on demand such financing statements and other instruments as the Mortgagee may require in order to perfect and maintain such security interest under the UCC on the aforesaid collateral.

         To have and to hold the same unto the Mortgagee, its successors and assigns, forever.

         Provided, however, that if the Mortgagor shall pay to the Mortgagee the Obligations, and if the Mortgagor shall keep and perform each of its other covenants, conditions and agreements set forth herein and in the other Loans Documents, then, upon the termination of all obligations, duties and commitments of the Mortgagor under the Obligations and this Mortgage, and subject to the provisions of Section 23, the estate hereby granted and conveyed shall become null and void.

         This Mortgage is an "Open-End Mortgage" as set forth in 42 Pa. C.S.A. ss. 8143 and secures obligations up to a maximum principal amount of indebtedness outstanding at any time of $787,155.41, plus accrued and unpaid interest, including advances for the payment of taxes and municipal assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Property or the lien of this Mortgage, expenses incurred by the Mortgagee by reason of default by the Mortgagor under this Mortgage and advances for construction, alteration or renovation on the Property or for any other purpose, together with all other sums due hereunder or secured hereby. All notices to be given to the Mortgagee pursuant to 42 Pa. C.S.A. ss. 8143 shall be given as set forth in Section 18.

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    1.      Representations and Warranties.  The Mortgagor represents and warrants to the Mortgagee that the (i) Fee Owner possesses good and marketable unencumbered fee simple title in the Land and Improvements and Mortgagor and Fee Owner possess good and marketable unencumbered title to the remainder of the Property now owned by Mortgagor and Fee Owner, except for those title exceptions listed on the mortgagee title insurance policy approved by and issued to Mortgagee, insuring the priority of the lien of this Mortgage, (ii) Mortgagor is the equitable owner of the Land pursuant to the Installment Sale Agreement, and (iii) this Mortgage is a valid and enforceable first lien on the Property, subject only to the aforesaid exceptions. The Mortgagor shall perform all of its duties and obligations under the Installment Sale Agreement and preserve such title as it warrants herein and the validity and priority of the lien hereof and shall forever warrant and defend the same to the Mortgagee against the claims of all persons.

2. Affirmative Covenants. Until all of the Obligations shall have been fully paid, satisfied and discharged the Mortgagor shall:

(a) Payment and Performance of Obligations. Pay or cause to be paid and perform all Obligations when due as provided in the Loans Documents.

(b) Legal Requirements. Promptly comply with and conform to all present and future laws, statutes, codes, ordinances, orders and regulations and all covenants, restrictions and conditions which may be applicable to the Mortgagor or to any of the Property (the "Legal Requirements").

(c) Impositions. Before interest or penalties are due thereon and otherwise when due, the Mortgagor shall pay all taxes of every kind and nature, all charges for any easement or agreement maintained for the benefit of any of the Property, all general and special assessments (including any condominium or planned unit development assessments, if any), levies, permits, inspection and license fees, all water and sewer rents and charges, and all other charges and liens, whether of a like or different nature, imposed upon or assessed against the Mortgagor or any of the Property except those which are currently being contested in good faith by appropriate proceedings and for which the Mortgagor shall have set aside adequate reserves or made other adequate provisions with respect thereto acceptable to Mortgagee in its sole discretion (the "Impositions"). Within thirty (30) days after the payment of any Imposition, the Mortgagor shall deliver to the Mortgagee evidence acceptable to the Mortgagee of such payment. The Mortgagor's obligations to pay the Impositions shall survive the Mortgagee's taking title to the Property through foreclosure, deed-in-lieu or otherwise.

(d) Maintenance of Security. Use, and permit others to use, the Property only for its present use or such other uses as permitted by applicable Legal Requirements and approved in writing by the Mortgagee. The Mortgagor shall keep the Property in good condition and order, ordinary wear and tear excepted, and in a rentable and tenantable state of repair and will make or

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cause to be made, as and when necessary, all repairs, renewals, and replacements, structural and nonstructural, exterior and interior, foreseen and unforeseen, ordinary and extraordinary, provided, however, that no structural repairs, renewals or replacements which in the aggregate exceed $50,000 shall be made without the Mortgagee's prior written consent. The Mortgagor shall not remove, demolish or alter the Property nor commit or suffer waste with respect thereto, nor permit the Property to become deserted or abandoned. The Mortgagor covenants and agrees not to take or permit any action with respect to the Property which will in any manner impair the security of this Mortgage.

3. Leases. The Mortgagor shall not (a) execute an assignment or pledge of the Rents or the Leases other than in favor of the Mortgagee; (b) accept any prepayment of an installment of any Rents prior to the due date of such installment; or (c) enter into or amend any of the terms of any of the Leases without the Mortgagee's prior written consent. Any or all leases or subleases of all or any part of the Property shall be subject in all respects to the Mortgagee's prior written consent, shall be subordinated to this Mortgage and to the Mortgagee's rights and, together with any and all rents, issues or profits relating thereto, shall be assigned at the time of execution to the Mortgagee as additional collateral security for the Obligations, all in such form, substance and detail as is satisfactory to the Mortgagee in its sole discretion.

4. Due on Sale Clause. The Mortgagor shall not sell, convey or otherwise transfer any interest in the Property (whether voluntarily or by operation of law), or agree to do so, without the Mortgagee's prior written consent, including (a) any sale, conveyance, assignment, or other transfer of (including installment land sale contracts), or the grant of a security interest in, all or any part of the legal or equitable title to the Property; (b) any lease of all or any portion of the Property; or (c) any sale, conveyance, assignment, or other transfer of, or the grant of a security interest in, any share of stock of the Mortgagor, except in favor of the Mortgagee. The transfer of legal title from the Fee Owner to the Mortgagor shall not be a violation of this Section. Any default under this Section shall cause an immediate acceleration of the Obligations without any demand by the Mortgagee.

5. Insurance. The Mortgagor shall keep the Property continuously insured, in an amount not less than the cost to replace the Property or an amount not less than eighty percent (80%) of the full insurable value of the Property, whichever is greater, against loss or damage by fire, with extended coverage and against other hazards as the Mortgagee may from time to time require. With respect to any property under construction or reconstruction, the Mortgagor shall maintain builder's risk insurance. The Mortgagor shall also maintain comprehensive general public liability insurance, in an amount of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) general aggregate per location, which includes contractual liability insurance for the Mortgagor's obligations under the Leases, and worker's compensation insurance. All property and builder's risk insurance shall include protection for continuation of income for a period of twelve (12) months, in the event of any damage caused by the perils referred to above. All policies, including policies for any amounts carried in excess of the required minimum and policies not specifically required by the Mortgagee, shall be with an insurance company or companies satisfactory to the Mortgagee, shall be in form satisfactory to

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the Mortgagee, shall meet all coinsurance requirements of the Mortgagee, shall be maintained in full force and effect, shall be assigned to the Mortgagee, with premiums prepaid, as collateral security for payment of the Obligations, shall be endorsed with a standard mortgagee clause in favor of the Mortgagee and shall provide for at least thirty (30) days notice of cancellation to the Mortgagee. Such insurance shall also name the Mortgagee as an additional insured under the comprehensive general public liability policy and the Mortgagor shall also deliver to the Mortgagee a copy of the replacement cost coverage endorsement. If the Property is located in an area which has been identified by any governmental agency, authority or body as a flood hazard area or the like, then the Mortgagor shall maintain a flood insurance policy covering the Property in an amount not less than the original principal amount of the Loans or the maximum limit of coverage available under the federal program, whichever amount is less.

6.  Rights of Mortgagee to Insurance Proceeds.
                  In the event of loss under $100,000, the Mortgagor shall have the exclusive right to adjust, collect and compromise all insurance claims. In the event of loss in excess of $100,000, the Mortgagee shall have the exclusive right to adjust, collect and compromise all insurance claims, and the Mortgagor shall not adjust, collect or compromise any claims under said policies without the Mortgagee's prior written consent (which consent shall not be unreasonably withheld.) Each insurer is hereby authorized and directed to make such payment in excess of $100,000 under said policies, including return of unearned premiums, directly to the Mortgagee instead of to the Mortgagor and the Mortgagee jointly, and the Mortgagor appoints the Mortgagee as the Mortgagor's attorney-in-fact to endorse any draft therefor; provided, however, if there has not been an Event of Default, all insurance proceeds shall be made available to Mortgagor and shall be applied to the repair and restoration of any of the Property in Mortgagor's reasonable discretion. Following an Event of Default, all insurance proceeds shall be directed to the Mortgagee and may, at the Mortgagee's sole option, after consultation with the Mortgagor, be applied to all or any part of the Obligations and in any order (notwithstanding that such Obligations may not then otherwise be due and payable) or to the repair and restoration of any of the Property under such terms and conditions as the Mortgagee may reasonably impose.

7. Installments for Insurance, Taxes and Other Charges. After an Event of Default, the Mortgagor shall, if requested by the Mortgagee, pay to the Mortgagee monthly, an amount equal to one-twelfth (1/12) of the annual premiums for the insurance policies referred to hereinabove and the annual Impositions and any other item which at any time may be or become a lien upon the Property (the "Escrow Charges"). The amounts so paid shall be used in payment of the Escrow Charges so long as no Event of Default shall have occurred. No amount so paid to the Mortgagee shall be deemed to be trust funds, nor shall any sums paid bear interest. The Mortgagee shall have no obligation to pay any insurance premium or Imposition if at any time the funds being held by the Mortgagee for such premium or Imposition are insufficient to make such payments. Upon the occurrence of an Event of Default, the Mortgagee shall have the right, at its election, to apply any amount so held against the Obligations due and payable in such order as the Mortgagee may deem fit, and the Mortgagor hereby grants to the Mortgagee a lien upon and security interest in such amounts for such purpose.

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8.  Condemnation. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation or taking by eminent domain of any of the Property, shall notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor shall deliver to the Mortgagee all instruments requested by it to permit such participation. Any award or compensation for property taken or for damage to property not taken, whether as a result of such proceedings or in lieu thereof, is hereby assigned to and shall be received and collected directly by the Mortgagee, and any award or compensation shall following an occurrence of an Event of Default be applied, at the Mortgagee's option, to any part of the Obligations and in any order (notwithstanding that any of such Obligations may not then be due and payable) or to the repair and restoration of any of the Property under such terms and conditions as the Mortgagee may impose. If no Event of Default has occurred, Mortgagor shall be entitled to receive such proceeds and shall apply such award or compensation to the repair and restoration of any of the Property in Mortgagor's reasonable discretion.

9.  Environmental Matters.
(a) For purposes of this Section 9, the term "Environmental Laws" shall mean all federal, state and local laws, regulations and orders, whether now or in the future enacted or issued, pertaining to the protection of land, water, air, health, safety or the environment. The term "Regulated Substances" shall mean all substances regulated by Environmental Laws, or which are known or considered to be harmful to the health or safety of persons, or the presence of which may require investigation, notification or remediation under the Environmental Laws. The term "Contamination" shall mean the discharge, release, emission, disposal or escape of any Regulated Substances into the environment which may require notification, treatment, response or removal action or remediation under any Environmental Laws.

(b) Except as set forth in the Phase I and Phase II environmental reports prepared by Keating Environmental Management, Inc., dated as of August 2, 1991 and September 20, 1991, respectively, the Mortgagor represents and warrants (i) that no Contamination is present at, on or under the Property and that no Contamination is being or has been emitted onto any surrounding property; (ii) all operations and activities on the Property have been and are being conducted in accordance with all Environmental Laws, and the Mortgagor has all permits and licenses required under the Environmental Laws; (iii) no underground or aboveground storage tanks are or have been located on or under the Property; and
(iv) no legal or administrative proceeding is pending or threatened relating to any environmental condition, operation or activity on the Property, or any violation or alleged violation of Environmental Laws. These representations and warranties shall be true as of the date hereof, and shall be deemed to be continuing representations and warranties which must remain true, correct and accurate during the entire duration of the term of this Mortgage.

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(c)       The Mortgagor shall ensure, at its sole cost and expense, that the
Property and the conduct of all operations and activities thereon comply and continue to comply with all Environmental Laws. The Mortgagor shall notify the Mortgagee promptly and in reasonable detail in the event that the Mortgagor becomes aware of any violation of any Environmental Laws, the presence or release of any Contamination with respect to the Property, or any governmental or third party claims relating to the environmental condition of the Property or the conduct of operations or activities thereon. The Mortgagor also agrees not to permit or allow the presence of Regulated Substances on any part of the Property, except for those Regulated Substances (i) which are used in the ordinary course of the Mortgagor's business, but only to the extent they are in all cases used in a manner which complies with all Environmental Laws; and (ii) those Regulated Substances which are naturally occurring on the Property. The Mortgagor agrees not to cause, allow or permit the presence of any Contamination on the Property, except in accordance with and to the extent permitted by applicable law or regulation.

(d) The Mortgagee shall not be liable for, and the Mortgagor shall indemnify, defend and hold the Mortgagee and all of its officers, directors, employees and agents, and all of their respective successors and assigns harmless from and against all losses, costs, liabilities, damages, fines, claims, penalties and expenses (including reasonable attorneys', consultants' and contractors' fees, costs incurred in the investigation, defense and settlement of claims, as well as costs incurred in connection with the investigation, remediation or monitoring of any Regulated Substances or Contamination) that the Mortgagee may suffer or incur (including as holder of the Mortgage, as mortgagee in possession or as successor in interest to the Mortgagor as owner of the Property by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure, except for Contamination caused or permitted by Mortgagee while in its possession or under its ownership) as a result of or in connection with (i) any Environmental Laws (including the assertion that any lien existing or arising pursuant to any Environmental Laws takes priority over the lien of the Mortgage); (ii) the breach of any representation, warranty, covenant or undertaking by the Mortgagor in this Section 9; (iii) the presence on or the migration of any Contamination or Regulated Substances on, under or through the Property; or (iv) any litigation or claim by the government or by any third party in connection with the environmental condition of the Property or the presence or migration of any Regulated Substances or Contamination on, under, to or from the Property; provided, however, that the foregoing indemnity agreement shall not apply to losses, costs, liabilities, damages, fines, claims, penalties and expenses solely attributable to Mortgagee's gross negligence or willful misconduct. Upon payment in full of the Obligations, and so long as Mortgagee has not participated in the operation of Mortgagor's business (as such terms are defined in the Environmental Laws), the indemnity agreement contained in this Section shall terminate. In the event that Mortgagee has participated in the operation of Mortgagor's business, the indemnity agreement contained in this Section shall survive until Mortgagor delivers to Mortgagee an environmental report which indicates to Mortgagee, in its sole discretion, that there has been no Contamination of the Property.

(e) Upon the Mortgagee's request, the Mortgagor shall execute and deliver an Environmental Indemnity Agreement satisfactory in form and substance to the Mortgagee, to more fully reflect the Mortgagor's representations, warranties, covenants and indemnities with respect to the Environmental Laws.

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10.       Inspection of Property. The Mortgagee shall have the right to enter upon the Property at any reasonable hour during normal business hours and following reasonable notice for the purpose of inspecting the order, condition and repair of the buildings and improvements erected thereon, as well as the conduct of operations and activities on the Property. The Mortgagee may enter the Property (and cause the Mortgagee's employees, agents and consultants to enter the Property), upon prior written notice to the Mortgagor, to conduct any and all environmental testing deemed appropriate by the Mortgagee in its sole discretion. The environmental testing shall be accomplished by whatever means the Mortgagee may deem appropriate, including the taking of soil samples and the installation of ground water monitoring wells or other intrusive environmental tests. In the Event of a Default, the cost of such environmental testing shall be borne by Mortgagor. The Mortgagor shall provide the Mortgagee (and the Mortgagee's employees, agents and consultants) reasonable rights of access to the Property as well as such information about the Property and the past or present conduct of operations and activities thereon as the Mortgagee shall reasonably request.

11. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder: (a) any Event of Default (as defined in any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (c) demand by the Mortgagee under any of the Obligations that have a demand feature; (d) the failure by the Mortgagor to perform any of its obligations under this Mortgage or under any Environmental Indemnity Agreement executed and delivered pursuant to Section 9(e) and the lapse of applicable notice and cure periods; (e) falsity, inaccuracy or material breach by the Mortgagor of any written warranty, representation or statement made or furnished to the Mortgagee by the Mortgagor; (f) an uninsured material loss, theft, damage, or destruction to any of the Property, or the entry of any judgment in excess of $25,000 against the Mortgagor for the payment of money and the failure of the Mortgagor to discharge the judgment within thirty (30) days of the entry thereof, unless the same has been appealed and a stay of the enforcement thereof has been obtained or any lien against or the making of any levy, seizure or attachment of or on the Property and such proceeding is not dismissed within thirty (30) days of the commencement thereof; (g) the failure of the Mortgagee to have a mortgage lien on the Property with the priority required under Section 1; (h) any indication or evidence received by the Mortgagee that the Mortgagor may have directly or indirectly been engaged in any type of activity which, in the Mortgagee's discretion, might result in the forfeiture of any property of the Mortgagor to any governmental entity, federal, state or local; (i) foreclosure proceedings are instituted against the Property upon any other lien or claim, whether alleged to be superior or junior to the lien of this Mortgage and such proceeding is not dismissed or stayed within thirty (30) days of the commencement thereof; (j) the failure by the Mortgagor to pay any Impositions as required under Section 2(c), or to maintain in full force and effect any insurance required under Section 5; or (k) the Mortgagor or any other obligor or guarantor of any of the Obligations, shall at any time deliver or cause to be delivered to the Mortgagee a notice pursuant to 42 Pa. C.S.A. ss. 8143 electing to limit the indebtedness secured by this Mortgage.

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12.       Rights and Remedies of Mortgagee. If an Event of Default occurs, the
Mortgagee may, at its option and without demand, notice or delay, do one or more of the following:

(a) The Mortgagee may declare the entire unpaid principal balance of the Obligations, together with all interest thereon, to be due and payable immediately.

(b) The Mortgagee may (i) institute and maintain an action of mortgage foreclosure against the Property and the interests of the Mortgagor therein, (ii) institute and maintain an action on any instruments evidencing the Obligations or any portion thereof, and (iii) take such other action at law or in equity for the enforcement of any of the Loans Documents as the law may allow, and in each such action the Mortgagee shall be entitled to all costs of suit and attorneys fees.

(c)               The Mortgagee may, in its sole and absolute discretion:
(i) collect any or all of the Rents, including any Rents past due and unpaid,
(ii) perform any obligation or exercise any right or remedy of the Mortgagor under any Lease, or (iii) enforce any obligation of any tenant of any of the Property. The Mortgagee may exercise any right under this subsection (c), whether or not the Mortgagee shall have entered into possession of any of the Property, and nothing herein contained shall be construed as constituting the Mortgagee a "mortgagee in possession", unless the Mortgagee shall have entered into and shall continue to be in actual possession of the Property. The Mortgagor hereby authorizes and directs each and every present and future tenant of any of the Property to pay all Rents directly to the Mortgagee and to perform all other obligations of that tenant for the direct benefit of the Mortgagee, as if the Mortgagee were the landlord under the Lease with that tenant, immediately upon receipt of a demand by the Mortgagee to make such payment or perform such obligations. The Mortgagor hereby waives any right, claim or demand it may now or hereafter have against any such tenant by reason of such payment of Rents or performance of obligations to the Mortgagee, and any such payment or performance to the Mortgagee shall discharge the obligations of the tenant to make such payment or performance to the Mortgagor.

(d) The Mortgagee shall have the right, in connection with the exercise of its remedies hereunder, to the appointment of a receiver to take possession and control of the Property or to collect the Rents, without notice and without regard to the adequacy of the Property to secure the Obligations. A receiver while in possession of the Property shall have the right to make repairs and to make improvements necessary or advisable in its or his opinion to preserve the Property, or to make and keep them rentable to the best advantage, and the Mortgagee may advance moneys to a receiver for such purposes. Any moneys so expended or advanced by the Mortgagee or by a receiver shall be added to and become a part of the Obligations secured by this Mortgage.

13. Application of Proceeds. The Mortgagee shall apply the proceeds of any foreclosure sale of, or other disposition or realization upon, or Rents or profits from, the Property to satisfy the Obligations in such order of application as the Mortgagee shall determine in its exclusive discretion.

14. Confession of Judgment in Ejectment. At any time after the occurrence of an Event of Default, without further notice, regardless of whether the Mortgagee has asserted any other right or exercised any other remedy under this Mortgage or any of the other Loans Documents, it shall be lawful for any attorney of any court of record as attorney for the Mortgagor to confess judgment in ejectment against the Mortgagor and all persons claiming under the Mortgagor for the recovery by the Mortgagee of possession of all or any part of the Property, for which this Mortgage shall be sufficient warrant. If for any reason after such action shall have commenced the same shall be discontinued and the possession of the Property shall remain in or be restored to the Mortgagor, the Mortgagee shall have the right upon any subsequent default or defaults to bring one or more amicable action or actions as hereinbefore set forth to recover possession of all or any part of the Property.

15. Mortgagee's Right to Protect Security. The Mortgagee is hereby authorized to do any one or more of the following, irrespective of whether an Event of Default has occurred: (a) appear in and defend any action or proceeding purporting to affect the security hereof or the Mortgagee's rights or powers hereunder; (b) purchase such insurance policies covering the Property as it may elect if the Mortgagor fails to maintain the insurance coverage required hereunder; and (c) take such action as the Mortgagee may determine to pay, perform or comply with any Impositions or Legal Requirements upon Mortgagor's failure to do so when required, to cure any Events of Default and to protect its security in the Property.

16. Appointment of Mortgagee as Attorney-in-Fact. The Mortgagee, or any of its officers, is hereby irrevocably appointed attorney-in-fact for the Mortgagor (without requiring any of them to act as such), such appointment being coupled with an interest, to do any or all of the following: (a) collect the Rents after the occurrence of an Event of Default; (b) settle for, collect and receive any awards payable under Section 8 from the authorities making the same; and (c) execute, deliver and file such financing statements and other instruments as the Mortgagee may require in order to perfect and maintain its security interest under the Uniform Commercial Code on any portion of the Property.

17. Certain Waivers. The Mortgagor hereby waives and releases all benefit that might accrue to the Mortgagor by virtue of any present or future law exempting the Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment, and, unless specifically required herein, all notices of the Mortgagor's default or of the Mortgagee's election to exercise, or the Mortgagee's actual exercise of any option under this Mortgage or any other Loans Document.

18. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to the Mortgagor or the Mortgagee, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the address set forth above or to such other address as the Mortgagor or the Mortgagee may give to the other in writing for such purpose.

19. Preservation of Rights. No delay or omission on the Mortgagee's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Mortgagee's action or inaction impair any such right or power. The Mortgagee's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Mortgagee may have under other agreements, at law or in equity. The Mortgagee may exercise any one or more of its rights and remedies without regard to the adequacy of its security.

20. Illegality. In case any one or more of the provisions contained in this Mortgage should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

21. Changes in Writing. No modification, amendment or waiver of any provision of this Mortgage nor consent to any departure by the Mortgagor therefrom will be effective unless made in a writing signed by the Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Mortgagor in any case will entitle the Mortgagor to any other or further notice or demand in the same, similar or other circumstance.

22. Entire Agreement. This Mortgage (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Mortgagor and the Mortgagee with respect to the subject matter hereof.

23. Survival; Successors and Assigns. This Mortgage will be binding upon and inure to the benefit of the Mortgagor and the Mortgagee and their respective successors and assigns; provided, however, that the Mortgagor may not assign this Mortgage in whole or in part without the Mortgagee's prior written consent and the Mortgagee at any time may assign this Mortgage in whole or in part; and provided, further, that the rights and benefits under Sections 9, 10 and 25 shall also inure to the benefit of any persons or entities who acquire title or ownership of the Property from or through the Mortgagee or through action of the Mortgagee (including a foreclosure, sheriff's or judicial sale). The provisions of Sections 9, 10 and 25 shall survive the termination, satisfaction or release of this Mortgage, the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure.

24. Interpretation. In this Mortgage, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation" and references to sections or exhibits are to those of this Mortgage unless otherwise indicated. Section headings in this Mortgage are included for convenience of reference only and shall not constitute a part of this Mortgage for any other purpose. If this Mortgage is executed by more than one party as Mortgagor, the obligations of such persons or entities will be joint and several.

25. Indemnity. The Mortgagor agrees to indemnify each of the Mortgagee, its directors, officers and employees and each legal entity, if any, who controls the Mortgagee (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with or arising out of the matters referred to in this Mortgage or in the other Loans Documents by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Mortgagor), whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Mortgagor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority, which arises out of or relates to this Mortgage, any other Loans Document, or the use of the proceeds of the Loans; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses to the extent attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Mortgage, payment of any Loans and assignment of any rights hereunder. The Mortgagor may participate at its expense in the defense of any such action or claim.

26. Governing Law and Jurisdiction. This Mortgage has been delivered to and accepted by the Mortgagee and will be deemed to be made in the State where the Mortgagee's office indicated above is located. THIS MORTGAGE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE MORTGAGOR AND THE MORTGAGEE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE MORTGAGEE'S OFFICE INDICATED ABOVE IS LOCATED, EXCEPT THAT THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE MORTGAGEE IS LOCATED) SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON THE PROPERTY OR ANY INTEREST THEREIN. The Mortgagor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Mortgagee's office indicated above is located, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Mortgagor at the Mortgagor's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Mortgage will prevent the Mortgagee from bringing any action, enforcing any award or judgment or exercising any rights against the Mortgagor individually, against any security or against any property of the Mortgagor within any other county, state or other foreign or domestic jurisdiction. The Mortgagor acknowledges and agrees that the venue provided above is the most convenient forum for both the Mortgagee and the Mortgagor. The Mortgagor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Mortgage.

27. WAIVER OF JURY TRIAL. THE MORTGAGOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS MORTGAGE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS MORTGAGE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE MORTGAGOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Mortgagor acknowledges that it has read and understood all the provisions of this Mortgage, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.






         WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST                                         CECO FILTERS, INC..


By:                                            By:  /Steven Taub/
  -----------------------                      ---------------------------------
  Name:                                        Print Name:  /Steven Taub/
  Title:                                       Title:  /President/

(SEAL)

                            CERTIFICATE OF RESIDENCE


         The undersigned certifies that the residence of the Mortgagee is 1600 Market Street, Philadelphia, PA 19103.



                                                 -------------------------------
                                                 On behalf of the Mortgagee

COMMONWEALTH OF PENNSYLVANIA        )
                                    )        ss:
COUNTY OF PHILADELPHIA              )


         On this, the /16th / day of March, 1999, before me, a Notary Public, the undersigned officer, personally appeared /Steven Taub/, who acknowledged himself to be the /President/ of CECO Filters, Inc., a Delaware corporation and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of CECO Filters, Inc.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                           ------------------------------------
                                           Notary Public

                                           My commission expires:

                                    EXHIBITS




                              A. Legal Description

                             CONSENT AND JOINDER TO
                    OPEN-END MORTGAGE AND SECURITY AGREEMENT


         Intending to be legally bound hereby, the undersigned, MONTGOMERY COUNTY INDUSTRIAL DEVELOPMENT CORPORATION ("Montgomery IDC"), fee owner of the Property described in the foregoing Mortgage (the "Mortgage"), joins in the Mortgage for the purpose of: (i) consenting to the creation hereof; (ii) submitting and subordinating its fee interest in the Property to the lien of the Mortgage with the same effect as if the foregoing Mortgage were executed and delivered by Montgomery IDC to Mortgagee alone; and (iii) evidencing its agreement that a foreclosure under the Mortgage shall divest Montgomery IDC of all of its right, title and interest in and to the Property.

         The foregoing provisions of this Consent and Joinder to Open-End Mortgage and Security Agreement to the contrary notwithstanding, Montgomery IDC's liability under the Mortgage and/or this Consent and Joinder shall be limited to Montgomery IDC's interest in the Property and the rents, issues and profits therefrom, and the lien of any judgment shall be restricted thereto.


                                             MONTGOMERY COUNTY
                                             INDUSTRIAL DEVELOPMENT
                                             CORPORATION


Attest:__________________________            By:________________________________

Name:  __________________________            Name:______________________________

Title: __________________________            Title:_____________________________